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                                                                    Exhibit 23.2

                          Independent Auditors Consent
                          ----------------------------



The Board of Directors
AgriBioTech, Inc.:

We consent to the use of our report related to the consolidated financial statements of AgriBioTech, Inc. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       KPMG Peat Marwick LLP



Albuquerque, New Mexico
June 24, 1996